UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2019

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	D02 NX53
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2012 Equity Incentive Plan

On October 29, 2019, the shareholders of Seagate Technology plc (the “Company”) voting at the Company’s 2019 Annual General Meeting (the “AGM”) approved the Amended and Restated Seagate Technology plc 2012 Equity Incentive Plan (the “Amended EIP”). The principal amendments are detailed below. Capitalized terms not defined herein shall have the meanings set forth in the Amended EIP. The Amended EIP became effective as of the date of its approval.

•	The number of shares reserved for issuance pursuant to awards granted under the Amended EIP has been increased by 12,100,000 shares to an aggregate of 71,600,000, plus 12,549,079 shares remaining available for grant under a predecessor plan.

•	The ratio for counting Full-Value Share Awards against the share reserve has been amended so that Full-Value Share Awards will be counted against the share reserve as 2.25 shares for every 1 share granted (previously, 2.5 shares for every 1 share granted, or 2.1 shares for every 1 share granted for grants prior to October 22, 2014).

•	The term of the EIP has been extended to October 29, 2029.

•	Minimum vesting requirements have been introduced to mandate a vesting period of at least one year for all awards granted under the Amended EIP (other than substitute awards, non-employee director awards that have a vesting period of at least 50 weeks, and adjustments for corporate transactions including (but not limited to) a change of control), except with respect to awards relating to 5% of the shares available for grant as of the effective date of the Amended EIP.

•	The Amended EIP has been updated to reflect relevant provisions of the Tax Act. The Amended EIP retains certain terms for the Outstanding Qualified Performance-Based Awards (as defined in the Amended EIP) which may permit such “performance-based awards” to qualify for the exemption from the deduction limitation under Prior Section 162(m) and the transition relief promulgated by the IRS.

•	The existing prohibition on the payment of dividend equivalents on unvested or unearned unit awards has been extended to apply to all awards and to prohibit the payment of dividends or dividend equivalents on any unvested or unearned award, including restricted share bonus awards and other awards. Such amounts will not be payable, if at all, until the awards vest.

•	The definition of “fair market value” has been revised. The Amended EIP requires the value of the shares to be determined as of a particular date but if the NASDAQ Global Select Market is not open for business on such date, the value of a share will be determined by reference to the closing price reported for the immediately preceding trading day on the NASDAQ Global Select Market.

The above description of the Amended EIP is qualified in its entirety by reference to the Amended EIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 29, 2019, shareholders at the Company’s AGM: (1) elected all ten of the Company’s nominees for directors; (2) approved, in an advisory, non-binding vote the compensation of the Company’s named executive officers; (3) ratified, in a non-binding vote, the appointment of Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending July 3, 2020 and authorized, in a binding vote, the Audit Committee to set the auditors’ remuneration; (4) approved the Amended EIP; (5) granted the Board of Directors (“Board”) authority to allot and issue shares; (6) granted the Board the authority to opt-out of statutory pre-emption rights; and (7) determined the price range at which the Company can re-allot shares that it acquires as treasury shares.

The final voting results on these proposals are as follows:

Proposal 1(a) - (j). To elect ten (10) directors to hold office until the Company’s 2020 annual general meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
William D. Mosley	203,195,127	894,693	194,704	35,663,630
Stephen J. Luczo	201,306,720	2,793,147	184,657	35,663,630
Mark W. Adams	203,128,197	954,155	202,172	35,663,630
Judy Bruner	199,133,404	4,968,831	182,289	35,663,630
Michael R. Cannon	198,408,968	5,587,121	288,435	35,663,630
William T. Coleman	203,142,661	929,994	211,869	35,663,630
Jay L. Geldmacher	203,108,312	972,112	204,100	35,663,630
Dylan Haggart	203,029,276	1,047,486	207,762	35,663,630
Stephanie Tilenius	203,194,331	903,470	186,723	35,663,630
Edward J. Zander	201,268,561	2,797,154	218,809	35,663,630

Proposal 2. To approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
190,908,353	12,677,936	698,235	35,663,630

Proposal 3. To ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company and to authorize, in a binding vote, the Audit Committee of the Company’s Board to set the auditors’ remuneration:

FOR	AGAINST	ABSTAIN
233,013,426	6,577,406	357,322

Proposal 4. To approve the Company’s Amended and Restated 2012 Equity Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
186,936,117	16,717,850	630,557	35,663,630

Proposal 5. To grant the Board the authority to allot and issue shares:

FOR	AGAINST	ABSTAIN
224,838,330	13,918,368	1,191,456

Proposal 6. To grant the Board the authority to opt-out of statutory pre-emption rights:

FOR	AGAINST	ABSTAIN
235,121,243	3,213,919	1,612,992

Proposal 7. To determine the price range at which the Company can re-allot shares that it acquires as treasury shares:

FOR	AGAINST	ABSTAIN
235,428,526	2,897,447	1,622,181

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

10.1	Amended and Restated Seagate Technology public limited company 2012 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ Gianluca Romano
Date: November 4, 2019	Name:	Gianluca Romano
	Title:	Executive Vice President and Chief Financial Officer